Exhibit 99.1

KPMG LLP	Telephone	(416) 777-8500
Chartered Professional Accountants	Fax	(416) 777-8818
Bay Adelaide Centre	Internet:	www.kpmg.ca
333 Bay Street, Suite 4600
Toronto ON M5H 2S5

Independent Accountants’ Report on Applying Agreed-Upon Procedures

BMW Group Financial Services, a division of BMW Canada Inc. (“the Company”),
RBC Dominion Securities Inc., RBC Capital Markets LLC

(collectively, the “Specified Parties”)

We have performed the agreed-upon procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the proposed offering of Asset-Backed Notes, Series 2020-1 (the “Notes”) by BMW Canada Auto Trust (the “Issuer”), with respect to certain lease portfolio data (hereinafter referred to as “financial information”) of BMW Group Financial Services, a division of BMW Canada Inc. (the “Company”). The sufficiency of these procedures is solely the responsibility of the Company and the Specified Parties of the reports, consequently we make no representation regarding the sufficiency of the procedures either for the purpose for which the reports are being prepared or for any other purposes.

The agreed-upon procedures are summarized, along with our findings, in the attached Appendix.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.

It should be understood that we have no responsibility for establishing and did not establish the scope and nature of the agreed-upon procedures enumerated in the attached Appendix; rather, the agreed-upon procedures enumerated therein are those the Specified Parties asked us to perform.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and period of time were within $1 and 0.01 years, respectively.

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity. KPMG Canada provides services to KPMG LLP.

•	The term “Cutoff Date” means November 30, 2019.

•	The term “Title Documents” means the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document, or Title Request Form.

•	The term “MVLC” means the motor vehicle lease contract.

•	The term “Company’s Database System” means the Company’s Customer Express System.

•
The term “Source Documents” means the following information provided by the Company: MVLC; Title Documents; Personal Credit Application; information obtained from the Company’s Customer Express System and Company’s International Funding System.

•	The term “ALG Residual File” means an unaudited file provided by the Company from ALG, Inc. (“ALG”) which contains the ALG residual amounts as of the Cutoff Date.

•	The term “2019 ALG Residual Amount” means the “ALG RV” obtained from the ALG Residual File as of the Cutoff Date.

The agreed-upon procedures performed were applied based on the methodologies, assumptions and information indicated in the lease files and related data files, and/or set forth herein, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding: (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Specified Parties or herein; (2) the physical existence of the selected leases or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Specified Leases will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Specified Parties; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Specified Parties that were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed therein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by the Specified Parties or set forth herein. The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The agreed-upon procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the lease contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such lease contract being securitized; (iii) the compliance by the originator of the lease contracts with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristic of the lease contracts that would be material to the likelihood that the Issuer will pay interest and principal in accordance with the applicable terms and conditions.

These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.

Our report is intended solely for the use of the Specified Parties, each of whom have in writing agreed to the agreed-upon procedures and taken responsibility for the sufficiency of the agreed-upon procedures for their purposes, as described above. It is not to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report by law or regulation. The Company has authorized us to provide a copy of our report to each of the Specified Parties.

We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on January 24, 2020 as noted, for any future events or otherwise.

/s/ KPMG LLP

Chartered Professional Accountants, Licensed Public Accountants

January 24, 2020
Toronto, Canada

 APPENDIX

Agreed-Upon Procedures			Findings
1.
Using an unaudited file titled “Preliminary Pool Cut Listing – BMWCA 2020-1 (send to KPMG) 11.30.2019 V2.xlsx” (the “Data File”) provided by the Company that contains certain information related to a pool of lease agreements (the “Contracts”) as of November 30, 2019, we haphazardly selected a sample of 99 Contracts from the Data File (the “Selected Lease Contracts”).
No findings noted.
2.	For the Selected Lease Contracts, we requested from the Company access to the MVLC.		No findings noted.
3.
We performed the following procedures for the Selected Lease Contracts using corresponding information contained in the scanned copies of the respective Source Document and/or the Company’s Database System, where applicable:

	A.	We compared the Lease Number, set forth as “Account Number” in the Data File to the Lease Number, set forth as “FP#” in the Company’s Database System.	No findings noted.
	B.	We compared the First Payment Date, set forth as “First Payment Date” in the Data File to the date on which the first payment is due, as set forth in the respective MVLC provided by the Company.	No findings noted.
	C.	We recomputed the Capital Cost Amount as the “Total Price” amount less the sum of the “Cash Down Payment” and “Net Trade-in Allowance” amounts, all these amounts as set forth in the MVLC.	No findings noted.
	D.	We compared the Monthly Base Payment Amount set forth as ”Monthly Payment” in the Data File, to the “Monthly Lease Payment Before Taxes” amount contained in the MVLC provided by the Company.	No findings noted.
	E.	We compared the Original Term to Maturity, set forth as “Term” in the Data File, to the “Term of Lease” amount contained in the MVLC provided by the Company.	No findings noted.
	F.	We compared the Maturity Date, set forth as “Contract End Date” in the Data File, to the “Scheduled Termination Date” contained in the MVLC provided by the Company.	No findings noted.
	G.	We compared the Province/Territory of Registration, set forth as “Province” in the Data File, to the Province/Territory set forth in the Title Documents provided by the Company.	No findings noted.

	H.	We compared the Vehicle Identification Number, set forth as “VIN” in the Data File, to the “Vehicle Identification Number” contained in the MVLC provided by the Company.		No findings noted.
	I.	We compared the Vehicle Model Year, set forth as “Model Year” in the Data File, to the “Year” contained in the MVLC provided by the Company.		No findings noted.
J.
We compared the Adjusted Manufacturer’s Suggest Retail Price, set forth as “MSRP Amt” in the Data File, to the “MSRP” amount contained in the MVLC provided by the Company, Personal Credit Application obtained from the Company, or to information the Company’s “International Funding System” provided to us by the Company in the form of screenshots.
No findings noted.
4.	For each of the Selected Lease Contracts, using the Customer’s “Application ID” from the Database System, we performed the following procedures:
	A.	We compared the credit bureau score set forth as “Credit Bureau Score” noted in the Data File to the credit bureau score set forth as “Vendor Score” contained in the Company’s Database System.		We identified one lease for which the credit bureau score per the Data File did not agree to the Company’s Database System. This was as follows:
				Account No.	Per Data File	Per Company’s Database System
				7-698802	797	760

	B.	We recomputed the Remaining Term to Maturity as of the Cut-off Date, as the total Original Term to Maturity, in 3(E); less the sum of the following:		No findings noted.
		i.	Number of months in the year of the contract’s inception (the “contract year”), starting with the month of the “First Payment Date”, as calculated in 3(B).
		ii.	Number of months in the period that follows the last day of the contract year, as calculated in (i), up to the Cut-off Date.

C.	We recomputed the Days Past Due as outlined under (a) and (b) and compared it to the “Days Over” as set forth in the Data File.		No findings noted.
i.
If the paid through date set forth in the Database System was prior to the Cut-off Date, we recomputed the number of days past due as the number of days between the Cut-off Date and the due date set forth in the Database System.

	ii.	If the paid through date set forth in the Database System was on or after the Cut-off Date, the Company assumed that the number of days past due is zero.
D.
The Company provided to us a file from ALG, Inc. (“ALG”) which contained the ALG Residual Amounts (the “ALG Residual File”) as of the Cut-off Date (the “2019 ALG Residual Amount”). We recomputed the ALG Residual Amount as the lesser of (A) the “Estimated Residual Value” set forth in the MVLC (“Contract Residual Amount at Inception”), if applicable; and (B) the 2019 ALG Residual Amount, set forth as the “ALG RV” in the ALG Residual File as of the Cut-off Date.

We have not performed any procedures over the accuracy of the information set forth in the ALG Residual File.
No findings noted.
E.
We inspected the Title Documents in each of the customer files, noting the Company’s security interest (lien) in the motor vehicle in that BMW Canada Inc. is named as the owner of the vehicle. KPMG did not perform any procedures to determine if the Title Documents complied with the Company's guidelines for preparation, nor any procedures in respect to completeness and accuracy of information contained in the Title Documents or in respect of legal validity or enforceability of the Title Documents.
No findings noted.
F.	We inspected the Motor Vehicle Lease Contract and inspected that each contract was signed. We did not perform any procedures in respect of the authenticity of the signatures.		No findings noted.